SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Schedule of Accumulated Other Comprehensive Income (Loss)
As of December 31, 2015, 2014 and 2013, our accumulated other comprehensive loss consist unrealized net loss on qualifying cash flow hedge.

(in thousands of $)	2015	2014	2013
Unrealized net loss on qualifying cash flow hedging instruments	(9,725)	(2,086)	(2,394)

Schedule of Vessels and Equipment Estimated Useful Lives
Useful lives applied in depreciation are as follows:

Vessels (not including converted FSRUs)	40 to 55 years
Vessels - Converted FSRUs	20 years from conversion date
Drydocking expenditure	2 to 5 years
Mooring equipment	11 years

Schedule of Impairment of Long-Lived Assets Held and Used
The following table presents the market values and carrying values of certain of our vessels that we have determined to have a market value that is less than their carrying value as of December 31, 2015. While the market values of these vessels are below their carrying values, no vessel impairment has been recognized on any of these vessels as the estimated future undiscounted cash flows relating to such vessels are greater than their carrying values.

Vessel	2015 Market value(1)	2015 Carrying value
(in millions of $)
Golar Winter	187.0	236.7
NR Satu	163.5	205.2
Golar Maria	135.0	197.5
Golar Mazo	119.0	147.8

(1) Market values are determined using reference to market comparable values as provided by independent valuation firms or appraisers as of December 31, 2015. Since vessel values can be volatile, our estimates of market value may not be indicative of either the current or future prices we could obtain if we sold any of the vessels. In addition, the determination of estimated market values may involve considerable judgment, given the illiquidity of the second-hand markets for these types of vessels.